Exhibit 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Aug-05                                                         31-Aug-05

    Distribution Date:        BMW Vehicle Owner Trust 2005-A           Period #
                              ------------------------------
    26-Sep-05                                                                6


    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                      Initial               Period End
        Receivables                                                            $1,500,000,024           $1,195,911,039
        Reserve Account                                                            $7,194,411               $7,194,411
        Yield Supplement Overcollateralization                                    $61,117,886              $48,953,083
        Overcollateralization                                                            $137               $7,867,883
        Class A-1 Notes                                                          $324,000,000              $24,208,073
        Class A-2 Notes                                                          $457,000,000             $457,000,000
        Class A-3 Notes                                                          $361,000,000             $361,000,000
        Class A-4 Notes                                                          $264,507,000             $264,507,000
        Class B Notes                                                             $32,375,000              $32,375,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                                      $1,246,642,861
        Collections
            Principal Collections
                 Receipts of Scheduled Principal                                  $29,720,364
                 Receipts of Pre-Paid Principal                                   $20,025,864
                 Liquidation Proceeds                                                $534,513
                 Principal Balance Allocable to Gross Charge-offs                    $451,081
            Total Principal Reduction                                             $50,731,822

            Interest Collections
                 Receipts of Interest                                              $4,845,702
                 Servicer Advances                                                         $0
                 Reimbursement of Previous Servicer Advances                        ($216,376)
                 Accrued Interest on Purchased Receivables                                 $0
                 Recoveries                                                          $136,518
                 Net Investment Earnings                                              $20,850
            Total Interest Collections                                             $4,786,694

        Total Collections                                                         $55,067,435

        Ending Receivables Outstanding                                         $1,195,911,039

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance                      $348,729
        Current Period Servicer Advance                                                    $0
        Current Reimbursement of Previous Servicer Advance                          ($216,376)
        Ending Period Unreimbursed Previous Servicer Advances                        $132,353

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                            $55,067,435

        Distribution Amounts Due
            Servicing Fees Due                                                     $1,038,869
            Class A Noteholder Interest Distribution Due                           $3,753,150
            First Priority Principal Distribution Due                              $9,913,016
            Class B Noteholder Interest Distribution Due                             $119,518
            Second Priority Principal Distribution Due                            $32,375,000
            Reserve Account Deposit Due                                                    $0
            Regular Principal Distribution Due                                    $12,877,354
            Unpaid Trustee Fees Due                                                        $0

            Amounts Paid to the Servicer                                           $1,038,869
            Amounts Deposited into Note Distribution Account                      $54,028,566
            Amounts Deposited into Reserve Account                                         $0
            Excess Funds Released to Depositor                                             $0
        Total Distributions from Collection Account                               $55,067,435


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
    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                         $0
            Release from Collection Account                                      $0
        Total Excess Funds Released to the Depositor                             $0

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                    $54,028,566
        Interest Distribution to Noteholders                             $3,872,668
        Principal Distribution to Noteholders                           $50,155,898
        Amount Deposited from the Reserve Account                                $0
        Amount Paid to Noteholders                                      $54,028,566

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------

        Interest Distributable Amount                                   Current Int          Per $1,000
        Class A-1 Notes                                                    $200,525               $2.70
        Class A-2 Notes                                                  $1,393,850               $3.05
        Class A-3 Notes                                                  $1,215,367               $3.37
        Class A-4 Notes                                                    $943,408               $3.57
        Class B Notes                                                      $119,518               $3.69

        Monthly Principal Distributable Amount                      Current Payment      Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                 $50,155,898         $24,208,073         $674.47      32.55%
        Class A-2 Notes                                                          $0        $457,000,000           $0.00     100.00%
        Class A-3 Notes                                                          $0        $361,000,000           $0.00     100.00%
        Class A-4 Notes                                                          $0        $264,507,000           $0.00     100.00%
        Class B Notes                                                            $0         $32,375,000           $0.00     100.00%

    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                             Prior
                                                                        Period Carryover     Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                   $0                  $0              $0
        Class A-2 Interest Carryover Shortfall                                   $0                  $0              $0
        Class A-3 Interest Carryover Shortfall                                   $0                  $0              $0
        Class A-4 Interest Carryover Shortfall                                   $0                  $0              $0
        Class B Interest Carryover Shortfall                                     $0                  $0              $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period       Ending Period
        Number of Contracts                                                  58,984              57,341
        Weighted Average Remaining Term                                       47.58               46.72
        Weighted Average Annual Percentage Rate                               4.40%               4.38%

        Delinquencies Aging Profile End of Period                     Dollar Amount          Percentage
            Current                                                  $1,104,533,406              92.36%
            1-29 days                                                   $79,247,977               6.63%
            30-59 days                                                   $9,743,436               0.81%
            60-89 days                                                   $1,635,250               0.14%
            90-119 days                                                    $418,089               0.03%
            120+ days                                                      $332,881               0.03%
            Total                                                    $1,195,911,039             100.00%
            Delinquent Receivables +30 days past due                    $12,129,656               1.01%


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
        Write-offs
            Gross Principal Write-Offs for Current Period                  $451,081
            Recoveries for Current Period                                  $136,518
            Net Write-Offs for Current Period                              $314,563

            Cumulative Realized Losses                                     $695,573


        Repossessions                                                 Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance             $1,693,485                  61
            Ending Period Repossessed Receivables Balance                $1,667,770                  67
            Principal Balance of 90+ Day Repossessed Vehicles              $254,044                  11


    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                $50,896,137
        Beginning Period Amount                                         $50,896,137
        Current Distribution Date Required Amount                       $48,953,083
        Current Period Release                                           $1,943,053
        Ending Period Amount                                            $48,953,083
        Next Distribution Date Required Amount                          $47,044,351

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                 $7,194,411
        Beginning Period Amount                                          $7,194,411
        Net Investment Earnings                                             $20,850
        Beginning Period Required Amount                                 $7,194,411
        Current Period Deposit Amount Due                                        $0
        Current Period Deposit Amount Paid From Collection Account               $0
        Current Period Release to Note Distribution Account                      $0
        Ending Period Required Amount                                    $7,194,411
        Current Period Release to Depositor                                      $0
        Ending Period Amount                                             $7,194,411


    Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Amount                                          $6,500,753
        Ending Period Target Credit Enhancement OC Amount               $12,877,354
        Ending Period Amount                                             $7,867,883
        Current Period Release                                                   $0


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